                                 EXHIBIT 10.90

                              SPECTRAN CORPORATION
                 SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
                        SPECTRAN SPECIALTY OPTICS COMPANY
                         APPLIED PHOTONIC DEVICES, INC.
                                       TO
                         FLEET NATIONAL BANK, AS TRUSTEE




                                 --------------
                               SECURITY AGREEMENT
                                 --------------



                          DATED AS OF DECEMBER 1, 1996

                             TABLE OF CONTENTS                                                        PAGE
1.       PRELIMINARY STATEMENTS........................................................................  1

2.       INTERPRETATION OF THIS AGREEMENT..............................................................  1
         2.1      Terms Defined........................................................................  1
         2.2      Section Headings and Table of Contents and Construction..............................  7
         2.3      Separate Agreements..................................................................  7
         2.4      Partial Invalidity...................................................................  7
         2.5      Governing Law........................................................................  7

3.       COLLATERAL....................................................................................  8
         3.1      Grant of Security Interest...........................................................  8
         3.2      Collateral-Related Rights and Undertakings...........................................  9
         3.3      Covenant Regarding Ownership Interest in JV Subsidiary............................... 16

4.       REPRESENTATIONS AND WARRANTIES................................................................ 17
         4.1      Ownership of Collateral.............................................................. 17
         4.2      Incorporation........................................................................ 17
         4.3      Corporate Powers and Authorization................................................... 17
         4.4      Governmental Filings; Registration................................................... 18
         4.5      Enforceability....................................................................... 18
         4.6      Location of Inventory and Equipment, etc............................................. 19
         4.7      Patents, Trademarks.................................................................. 19
         4.8      Accounts............................................................................. 19
         4.9      Accuracy of Preliminary Statements................................................... 19

5.       DEFAULTS -- REMEDIES.......................................................................... 20
         5.1      Default Remedies..................................................................... 20
         5.2      Other Enforcement Rights............................................................. 22
         5.3      Power of Attorney.................................................................... 22
         5.4      Effect of Sale, etc.................................................................. 23
         5.5      Delay or Omission; No Waiver......................................................... 23
         5.6      Restoration of Rights and Remedies................................................... 23
         5.7      Application of Proceeds.............................................................. 24
         5.8      Cumulative Remedies.................................................................. 24
         5.9      Waivers by the Obligors.............................................................. 24
         5.10     Consent.............................................................................. 24

6.       MISCELLANEOUS................................................................................. 25
         6.1      Communications....................................................................... 25
         6.2      Waiver and Amendment................................................................. 25
         6.3      Survival............................................................................. 25
         6.4      Successors and Assigns............................................................... 25
         6.5      Reproduction of Documents............................................................ 26
         6.6      Additional Parties................................................................... 26
         6.7      Subject to Trust Indenture........................................................... 26
         6.8      Term of Agreement.................................................................... 26
         6.9      Entire Agreement..................................................................... 27

SPECTRAN CORPORATION               i               SECURITY AGREEMENT
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
                         TABLE OF CONTENTS (CONT.)                                                    PAGE
         6.10     Execution in Counterpart............................................................. 27

Annex 1     --   Principal Executive Offices; Location of Books and Records
Annex 2     --   Financing Statements
Annex 3     --   Locations of Inventory and Equipment
Annex 4     --   Trademarks, Trade Names and Patents

Exhibit A   --   Form of Acknowledgment and Agreement

SPECTRAN CORPORATION               ii               SECURITY AGREEMENT

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of December 1, 1996, among each of SPECTRAN CORPORATION (together, with its successors and assigns, the "COMPANY"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC. (together, with its successors and assigns,"APD"), a Delaware corporation (all of the foregoing (other than the Company), together with their respective successors and assigns, referred to herein, individually, as a "GUARANTOR," and, collectively, as the "GUARANTORS;" the Company and the Guarantors being collectively referred to herein as the "OBLIGORS"), and FLEET NATIONAL BANK, a national banking association, as security trustee under a certain Trust Indenture (as may be amended, restated or otherwise modified from time to time, the "TRUST INDENTURE"), dated as of the date hereof, among the Obligors, Fleet National Bank (in its capacity as such security trustee, and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Trust Indenture, the "TRUSTEE") and the other parties signatory thereto.

1.       PRELIMINARY STATEMENTS

         1.1 The Liens granted herein to the Trustee by each of the Obligors are for the ratable benefit of the Beneficiaries, as provided in the Trust Indenture.

         1.2 The Trustee is to act as trustee on behalf of the Beneficiaries, in accordance with the terms of the Trust Indenture and the other Security Documents.

         1.3 All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.       INTERPRETATION OF THIS AGREEMENT

         2.1 TERMS DEFINED.

         As used in this Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Trust Indenture.

         ACCOUNT DEBTOR -- shall mean the Person obligated to any Obligor pursuant to an Account.

         ACCOUNTS -- means

                  (a) all of the present and future accounts, contract rights, instruments, documents, chattel paper, general intangibles, and other forms of obligations of, or owing to, each Obligor (whether from or owed by the Company, any Subsidiary (as such term

SPECTRAN CORPORATION               1               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

         is defined in the Trust Indenture) or any other Person), which, in each case, arise out of or in connection with the sale, lease or other disposition of Inventory by such Obligor or in respect of the rendering of services by such Obligor, as the case may be,

                  (b) all present and future guarantees, credit insurance and other security for such accounts, contract rights, instruments, documents, chattel paper, general intangibles, and other forms of obligations and

                  (c) all other "accounts" (as such term is defined in the Code).

         AGREEMENT, THIS -- has the meaning set forth in the introductory sentence hereof.

         APD -- has the meaning specified in the introductory sentence hereof.

         BANK AGREEMENT -- has the meaning specified in the Trust Indenture.

         BENEFICIARIES -- has the meaning specified in the Trust Indenture.

         BOOKS AND RECORDS -- Section 3.1(m).

         BUSINESS DAY -- has the meaning specified in the Trust Indenture.

         CAPITAL LEASE -- means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         CHATTEL PAPER -- means, with respect to any Obligor, all of such Obligor's chattel paper, as such term is defined in the Code, including, without limitation, all of such Obligor's writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

         CLOSING DATE -- has the meaning specified in the Trust Indenture.

         CODE -- means the Uniform Commercial Code as in effect from time to time in any specified or applicable jurisdiction.

         COLLATERAL -- Section 3.1.

         COMPANY -- has the meaning specified in the introductory sentence hereof.

         DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         ENVIRONMENTAL PROTECTION LAW -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

SPECTRAN CORPORATION               2               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

         EQUIPMENT -- means, with respect to each Obligor, all of such Obligor's equipment in all of its forms, wherever located, whether presently owned or hereafter acquired, and all parts thereof and all accessions thereto, including, without limitation, all machinery, furniture, furnishings, fixtures, motor vehicles, tools, motors, parts, Spare Parts, accessories, supplies and all other "equipment" (as such term is defined in the Code) of such Obligor.

         EVENT OF DEFAULT -- has the meaning specified in the Trust Indenture.

         GAAP -- means generally accepted accounting principles as in effect from time to time in the United States of America.

         GENERAL INTANGIBLES -- means, with respect to any Obligor, all of such Obligor's general intangibles (as such term is defined in the Code), including, but not limited to, any patents, patent applications, copyrights, franchises, licenses, customer lists, telephone and similar communications listings, rights, title and interest pursuant to any non-compete agreements or covenants with any third parties, trade names and trademarks and the goodwill of the business symbolized thereby, Federal, State and local tax refund claims of all kinds, any equipment formulations, manufacturing procedures, quality control procedures, product specifications, any other obligations of any kind, now or hereafter existing, including, without limitation, any notes, drafts, stocks, securities or other obligations received in settlement of or in connection with the payment of any of the foregoing items, and any rights, remedies or benefits under any contract, agreement, or instrument, or any other relationship.

         GOVERNMENTAL AUTHORITY -- means

                  (a) the government of

                           (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         GUARANTOR -- has the meaning set forth in the introductory sentence hereof.

         INVENTORY -- means, with respect to each Obligor, all of such Obligor's present and future inventory (including, without limitation, all present and future goods, merchandise and other personal Property of such Obligor held for sale, lease or other disposition), in all its forms, including, but not limited to

                  (a) work-in-process, raw materials and other goods and materials used and consumed in the production thereof,

SPECTRAN CORPORATION               3               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

                  (b) goods in which any Obligor has an interest in mass or a joint or other interest or right of any kind, including, without limitation, goods in which any Obligor has an interest or right as consignee,

                  (c) packaging materials, wherever located, and goods and materials relating thereto of any kind, nature or description which are or might be used or consumed in the business of such Obligor, or used in selling of such inventory,

                  (d) any inventory which is returned to or repossessed by any Obligor,

                  (e) all documents of title or other similar documents representing the same and

                  (f) all other "inventory" (as such term is defined in the Code); the aforesaid inventory and other Property shall be included in this definition whether in the actual, constructive or exclusive possession of such Obligor or in transit to such Obligor or in the possession of carriers, forwarding agents, bailees, truckers, warehousemen, vendors, selling agents, finishers, converters or any other third parties.

         JV EQUITY INTEREST -- means any equity interest (whether capital stock, membership interest, partnership interest, beneficial interest or otherwise) in the JV Subsidiary owned by any Subsidiary of the Company.

         JV EXCLUDED PROPERTY -- Section 3.3(b).

         JV OWNER -- Section 3.3(a)(i).

         JV SUBSIDIARY -- means General Photonics, LLC, a Delaware limited liability company, and its successors and assigns, for so long as the Company shall not be required to include, and shall not include, such Person as a consolidated subsidiary in its GAAP financial statements.

         JV TRANSFERRED PROPERTY -- means any and all Property owned by, or to be assigned by Applied Photonic Devices, Inc. on or before January 31, 1997 to, the JV Subsidiary, pursuant to the JV Agreements. As used in this definition,

                  JV Agreements -- means, collectively,

                           (a) that certain Asset Purchase Agreement, dated as
                  of December 23, 1996, among Applied Photonic Devices, Inc., SpecTran Corporation, General Cable Industries, Inc. and General Cable Corporation,

                           (b) that certain General Photonics, LLC Investors
                  Contribution Agreement, dated as of December 23, 1996, between General Photonics, LLC and General Cable Industries, Inc.,

                           (c) that certain General Photonics, LLC Investors
                  Representations and Subscription Agreement, dated as of December 23, 1996, between General Photonics, LLC and General Cable Industries, Inc., and

SPECTRAN CORPORATION               4               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

          (d) that certain General Photonics, LLC Investor's Representations and Contribution Agreement, and Subscription Agreement.

         LENDING DOCUMENTS -- has the meaning specified in the Trust Indenture.

         LIEN -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, sale with recourse or a trust receipt, or a lease, consignment or bailment for security purposes. The term "Lien" includes, without limitation, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real Property and includes, without limitation, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements. For the purposes hereof, each Obligor shall be deemed to be the owner of any Property that it shall have acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting is deemed a Lien. The term "Lien" does not include negative pledge clauses in agreements relating to the borrowing of money.

         MAJORITY BENEFICIARIES -- has the meaning specified in the Trust Indenture.

         MATERIAL ADVERSE EFFECT -- means a material adverse effect on

                  (a) the business, operations, affairs, financial condition, assets or properties of the Obligors, taken as a whole, or

                  (b) the fair market value of the Collateral, taken as a whole, or

                  (c) the ability of any Obligor to perform its obligations under any of the Lending Documents to which it is a party, or

                  (d) the validity or enforceability of any of the Lending Documents.

         MORTGAGED PROPERTY -- means and includes all "Property" (as such term is defined in each of the Mortgages) subject to the Lien in favor of the Trustee granted pursuant to the Mortgages.

         MORTGAGES -- means and includes each Mortgage, Assignment of Rents and Security Agreement, dated as of the date hereof, by an Obligor in favor of the Trustee, as the same may be amended, restated or otherwise modified from time to time.

         NOTE PURCHASE AGREEMENT -- has the meaning specified in the Trust Indenture.

         OBLIGORS -- has the meaning specified in the introductory sentence hereof.

         PATENT COLLATERAL ASSIGNMENT -- means the Patent Collateral Assignment, of even date herewith, entered into by the Trustee with the Obligors.

SPECTRAN CORPORATION               5               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

         PATENTS -- means all right, title and interest in and to United States and foreign patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Annex 4 and all patents, and the reissues, divisions, continuations, continuations in part, extensions and renewals thereof and all income, license royalties, damages and payments due and/or payable under and with respect to all patents and patent applications, including, without limitation, damages and payments for past, present and future infringements thereof against third parties and the right to sue for past, present and future infringements thereof and all rights corresponding thereto throughout the world.

         PERMITS AND WARRANTIES -- means all permits, licenses, manufacturer's warranties, performance guarantees, service contracts, maintenance contracts, and other similar general intangibles which are necessary for, or used or useful in connection with, the operation or use of any of the Collateral or any of the Mortgaged Property.

         PERMITTED LIENS -- means

                  (a) one or more Liens or security interests in favor of the Trustee securing the Secured Obligations and

                  (b) other Liens that comply with the terms of all of the Lending Documents.

         PERSON -- means an individual, sole proprietorship, partnership, corporation, trust, joint venture, unincorporated organization, limited liability company or a government or agency or political subdivision thereof.

         PLEDGE AGREEMENT -- means the Pledge Agreement, dated as of the date hereof, among each of the Obligors and the Trustee, together with any acknowledgements and agreements delivered in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         SECURED OBLIGATIONS -- has the meaning specified in the Trust
Indenture.

         SPARE PARTS -- means and includes all parts and accessories, and replacements and substitutions therefor, owned or held by each Obligor for repair of machinery or other equipment owned by such Obligor.

         SUBSIDIARY -- has the meaning specified in the Trust Indenture.

         TRADEMARK SECURITY AGREEMENT -- means the Trademark Security Agreement, of even date herewith, entered into by the Trustee with the Obligors.

         TRADEMARKS -- means all right, title and interest in and to United States and foreign trademarks, trade names, service marks, trademark registrations and trademark applications (including, without limitation, those of the foregoing listed on Annex 4 and made a part hereof), whether now owned or hereafter existing or acquired, including, without limitation, all renewals

SPECTRAN CORPORATION               6               SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT

thereof, and all income, royalties, damages and payments now and hereafter due and/or payable under all trademarks and trademark applications, including, without limitation, damages and payments for past, present and future infringements thereof against third parties and the right to sue for past, present and future infringements thereof and all rights corresponding thereto throughout the world, and all goodwill relating to any of the foregoing.

         TRUST INDENTURE -- has the meaning set forth in the introductory sentence hereof.

         TRUSTEE -- has the meaning set forth in the introductory sentence hereof.

         2.2 SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

                  (a) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         2.3 SEPARATE AGREEMENTS.

         Notwithstanding that this Agreement is among each of the Obligors and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between each Obligor, respectively, and the Trustee, and any whole or partial invalidity of this Agreement in respect of any Obligor shall not have any effect on the validity or enforceability of this Agreement as among each other Obligor, respectively, as the case may be, and the Trustee.

         2.4 PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

         2.5 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE LIENS IN AND TO THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

SPECTRAN CORPORATION               7               SECURITY AGREEMENT

                                                                   3. COLLATERAL

3. COLLATERAL

         3.1 GRANT OF SECURITY INTEREST.

         As security for the payment by each of the Obligors of the Secured Obligations and the performance by each of the Obligors of its other respective obligations and undertakings under this Agreement and under the other Lending Documents, each of the Obligors does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Trustee in and to all of its presently owned or hereafter acquired tangible and intangible Property (such Property being referred to as the "COLLATERAL"), including with respect to each such Obligor, without limitation, the following:

                  (a) all Accounts;

                  (b) all Inventory;

                  (c) all Equipment;

                  (d) all General Intangibles;

                  (e) all Chattel Paper;

                  (f) all Patents;

                  (g) all Trademarks;

                  (h) all Permits and Warranties;

                  (i) all interests deposit and other bank accounts;

                  (j) all moneys, securities and other Property and the proceeds thereof in respect of the Accounts, now or hereafter held or received by, the Trustee, any of the Obligors, or in transit to the Trustee from or for any of the Obligors, whether for safekeeping, pledging, custody, transmission, collection or otherwise;

                  (k) all of the rights, remedies, security interests and Liens of each of the Obligors, in, to and in respect of the Accounts (including, without limitation, rights of stoppage in transit, rights of replevin, rights of repossession and reclamation and other rights and remedies of an unpaid vendor, lienor, consignor or secured party) and all guaranties, insurance policies or other contracts of suretyship with respect to the Accounts;

                  (l) all of the right, title and interest of each of the Obligors in, to and in respect of, all goods (and any warranties in respect thereof) relating to, or which by sale, lease or other disposition have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods, which returned, reclaimed or repossessed goods would qualify as Inventory;

SPECTRAN CORPORATION               8               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  (m) all books, records, operator's manuals, ledger cards, computer programs, computer disks and tapes and other similar Property and general intangibles at any time evidencing or relating to the Accounts, the Inventory or any of the other Collateral referred to in clause (a) through clause (k), inclusive, above (the "BOOKS AND RECORDS");

                  (n) to the extent not covered by any of the foregoing clauses
         (a) through (m), inclusive, all "securities" (as defined in the Code or in the Securities Act of 1933, as amended) owned or held by any Obligor, all "instruments" (as such term is defined in the Code) owned or held by any Obligor, all "documents" and "documents of title" (as defined in the Code), all interests of any Obligor under any lease, all "contract rights" (as now or formerly defined in the Code) and all "goods" (as defined in the Code); and

                  (o) all proceeds and products of the Collateral referred to in clause (a) through clause (n), inclusive, above in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or documents (including, without limitation, any claims by any of the Obligors against third parties for loss or compensation with respect to damage, destruction or condemnation of any of the aforesaid Collateral or in respect of a breach of warranty of any of the aforesaid Collateral).

provided, however, that the term "Collateral" will not include:

                  (i) JV Excluded Property; or

                  (ii) any Permits and Warranties in which the owner or holder thereof is prohibited from granting a security interest under applicable law.

         3.2 COLLATERAL-RELATED RIGHTS AND UNDERTAKINGS.

                  (a) CHIEF EXECUTIVE OFFICE; NOTICE OF CHANGES OF ADDRESS OR NAME. Each of the Obligors hereby represents, warrants and covenants to the Trustee that,

                           (i) the chief executive office of each of the
                  Obligors (and the office where all of the Books and Records of each of the Obligors are maintained) is located at the applicable address set forth on Annex 1, and

                           (ii) the Inventory and Equipment currently owned by
                  such Obligor is physically located at the address or addresses set forth on Annex 3.

         None of the Obligors shall

                           (A) change the address of such chief executive office
                  to an address outside the State or county of such address, or merge or consolidate with any Person or change its name, or

                           (B) change the specified locations of such Inventory
                  (other than pursuant to sales of such Inventory in the normal course of business) and Equipment,

SPECTRAN CORPORATION               9               SECURITY AGREEMENT

                                                                   3. COLLATERAL

         unless such Obligor shall have given thirty (30) days prior written notice thereof to the Trustee.

                  (b) OWNERSHIP OF COLLATERAL; LIEN OF THE TRUSTEE. Each of the Obligors hereby represents, warrants and covenants to the Trustee that the Collateral granted by each Obligor hereunder is now, and at all times shall be, solely owned by such Obligor free and clear of all Liens, security interests, claims and encumbrances, except Permitted Liens. Each of the Obligors hereby represents, warrants and covenants to the Trustee that the security interests of the Trustee in the Collateral are now, and shall at all times be, valid, perfected, first priority security interests in the Collateral (subject only to Permitted Liens and the Lien of the Trustee provided for in the Trust Indenture). Each of the Obligors shall defend the Collateral from all claims and demands of all other Persons, except the holders of Permitted Liens. Each of the Obligors shall comply with the requirements of all state and federal laws, rules and regulations in order to grant the security interests herein granted in and to the Collateral, to maintain the perfection and priority of such security interests and to permit the Trustee to realize promptly and directly on such Collateral, as provided herein.

                  (c) FINANCING STATEMENTS; FURTHER ASSURANCES.

                           (i) Each of the Obligors hereby agrees to execute
                  such financing statements

                                    (A) as may be requested by the Noteholders
                           (as defined in the Trust Indenture) or the Bank Lenders (as defined in the Trust Indenture) on or prior to the Closing Date, and

                                    (B) as the Trustee or the Majority
                           Beneficiaries may from time to time request, and take such other action (including, without limitation, the preparation and filing, at its own expense, of all continuation statements) as may be required to perfect and to keep continuously perfected the Trustee's security interest and Lien in the Collateral.

                   The Trustee is hereby authorized by each of the Obligors to execute and file any such financing statements and continuation statements on such Obligor's behalf, unless prohibited by law, and, if such Obligor fails to make such filings within five (5) days of any request therefor by the Trustee, the Trustee shall make such filings subject to the provisions hereof.

                           (ii) Each of the Obligors shall, at its sole cost and
                  expense, perform all acts and execute all documents reasonably requested by the Trustee or the Majority Beneficiaries from time to time to evidence, perfect, preserve the priority of, maintain or enforce the Trustee's security interests granted herein or otherwise in furtherance of the provisions of this Agreement. At any time and from time to time, each of the Obligors shall, at its sole cost and expense, execute and deliver to the Trustee such financing statements pursuant to the Uniform Commercial Code of any applicable jurisdiction, and shall execute, acknowledge, deliver and record, or will cause to be executed, acknowledged, delivered or recorded, all such further instruments, deeds, conveyances, mortgages, supplemental

SPECTRAN CORPORATION               10               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  indentures, transfers, continuation statements and assurances as are necessary or reasonably appropriate to preserve, protect, continue and maintain the perfection and priority of the Lien of the Trustee in and to the Collateral or, as the Trustee may reasonably require, for the better granting, bargaining, selling, remising, releasing, confirming, conveying, warranting, assigning, transferring, mortgaging, pledging, delivering and setting over to the Trustee every part of such security, or as may be required in order to transfer to any successor trustee or trustees the estate, powers, instruments and funds held in trust hereunder. Each of the Obligors hereby authorizes the Trustee to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Agreement (and any continuation statements in respect thereof) with respect to the Collateral signed only by Trustee.

                  (d) SALE OF COLLATERAL. No Obligor shall assign, sell, transfer, or otherwise dispose of, nor shall any Obligor suffer or permit any of the same to occur with respect to, any Collateral other than

                           (i) in respect of the sale of Inventory in the
                  ordinary course of business on terms substantially similar to the terms currently being extended by such Obligor to its current customers (subject to adjustment for changes in economic and/or industry conditions affecting such Obligor),

                           (ii) as otherwise permitted under each of the Lending
                  Documents,

                           (iii) in respect of the collection of checks, drafts,
                  money orders or other instruments in respect of the Accounts as contemplated by Section 3.2(i)(ii), or

                           (iv) with the prior written consent of the Majority
                  Beneficiaries.

         The foregoing notwithstanding and notwithstanding anything to the contrary in the Lending Documents, the Majority Beneficiaries may, in their sole discretion, withdraw the aforesaid permissions to assign, sell, transfer or otherwise dispose of Inventory upon the occurrence and continuance of any Event of Default.

                  (e) ACCESS TO COLLATERAL; MAINTENANCE OF BOOKS AND RECORDS. The Trustee shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from the Obligors originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor at reasonable times and as reasonably requested). The Trustee hereby agrees with the Obligors that the Trustee shall, in respect of Confidential Information (as defined in the Note Purchase Agreement), be bound by and entitled to the benefits of Section 20 of the Note Purchase Agreement, mutatis mutandis, as if it were a holder of Notes party thereto. Each of the Obligors shall maintain the Books and Records and such other records as will enable it and the Trustee to accurately determine the status of the Collateral in a prompt manner. All of the Books and Records and such other records shall be maintained at the respective addresses set forth on Annex 1 until such time as any Obligor shall be permitted to change such location in accordance with Section 3.2(a).

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
                                                                   3. COLLATERAL

                  (F) USE OF EQUIPMENT; NOTICES REGARDING CHANGES IN EQUIPMENT.

                           (i) Each of the Obligors hereby represents, warrants
                  and covenants to the Trustee that all of the Equipment is used in the business of such Obligor (and not for personal, family, household or farming use) for lawful purposes only and in compliance in all material respects with all laws, rules and governmental regulations relating thereto.

                           (ii) Each Obligor will, at such Obligor's sole
                  expense, keep each item of Equipment in functional condition and repair, running and marketable condition.

                           (iii) The Obligors shall promptly (and in any event
                  within ten (10) Business Days) advise Beneficiaries in sufficient detail of any substantial change relating to the type, quantity or quality of the Equipment or any event which would have a Material Adverse Effect on the value of the Equipment.

                  (G) NOTICES REGARDING CHANGES IN INVENTORY. The Obligors shall promptly (and in any event within ten (10) Business Days) advise the Beneficiaries in sufficient detail of any substantial change relating to the type, quantity or quality of the Inventory or any event which would have a Material Adverse Effect on the value of the Inventory.

                  (H) INSURANCE.

                           (i) Anything contained in the other Lending Documents
                  notwithstanding, the Obligors agree to maintain insurance, with financially sound and reputable insurers, with respect to the Inventory and any returned, repossessed or reclaimed tangible personal Property included in the Collateral against casualties, contingencies, hazards and such other risks (including, without limitation,

                                    (A) fire, hurricane, tornado, wind damage,
                           and such other risks insured against by a standard all-risk property and fire insurance policy and endorsement for extended coverage and

                                    (B) flood, earthquake and public disturbance
                           insurance)

                  and in such amounts (and with such reasonable deductibles) as shall be customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated (it being understood that the deductibles in respect of such insurance on the Closing Date shall be deemed to be reasonable for the purposes hereof). The Obligors shall deliver copies of the policies of such insurance to the Trustee, with copies to each of the Beneficiaries, with satisfactory lender's loss payable endorsements naming the Trustee as loss payee to the extent of its interest and as such interest may appear. Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to the Trustee in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of the Trustee shall not be impaired or invalidated by any act or neglect of any Obligor. If the Obligors shall fail to provide and pay for such insurance, or

SPECTRAN CORPORATION               12               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  have the same provided and paid for, the Trustee, upon being instructed by the Majority Beneficiaries, may, at the sole expense of the Obligors, procure the same, but may not be required by the Obligors to do so. Each of the Obligors agrees to deliver to the Trustee, promptly as rendered, true copies of all material reports made in any reporting form to insurance companies.

                           (ii) Anything contained in the other Lending
                  Documents notwithstanding, each Obligor shall maintain or caused to be maintained insurance, with financially sound and reputable insurers, with respect to its Property (including, without limitation, the Collateral) and business covering any public and/or product liability of any Obligor, or its officers, agents or employees, and in such amounts as shall be customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated. The Trustee and each of the Beneficiaries shall be named as a co-insured on such policies. The Obligors shall deliver to the Trustee on the Closing Date evidence of insurance of the type and in the amounts provided for in this Section being in full force and effect and payment of all premiums in respect thereof.

                  (I) COLLECTION OF ACCOUNTS, ETC. Anything herein to the contrary notwithstanding:

                           (i) each of the Obligors shall remain responsible and
                  liable to perform all of its duties and obligations under or in respect of each of the Accounts;

                           (ii) until such time as the Trustee shall have
                  informed any of the Obligors to the contrary, the Obligors shall remain obligated to collect, and account for all proceeds in respect of, the Accounts and shall do so diligently and in accordance with reasonable commercial procedures and practices for similarly situated corporations and shall be entitled to retain and use such proceeds, and, if an Event of Default shall exist and if so instructed by the Trustee, each of the Obligors shall deliver all such proceeds to the Trustee, or as directed by the Trustee, for application to the Secured Obligations and the obligations secured by the Permitted Liens; and

                           (iii) the execution and delivery of this Agreement,
                  and the granting of the security interests in and to the Collateral, shall not subject the Trustee or any holder of the Secured Obligations to, or transfer or pass to such Persons, or in any way affect or modify, the liability of the Obligors under any or all of their respective Accounts or any obligations of the Obligors in connection therewith, it being understood and agreed that notwithstanding this Agreement, and the granting of the security interests in and to the Collateral, all of the obligations of each of the Obligors to each and every other party under each and every one of the Accounts shall be and remain enforceable by such other party, its successors and assigns, only against the Obligors, and the Trustee and each holder of Secured Obligations have not assumed any of the obligations or duties of any of the Obligors thereunder or in connection therewith.

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
                                                                   3. COLLATERAL

                  (J) INDEMNIFICATION. Each of the Obligors hereby agrees to indemnify each of the Trustee and each holder of Secured Obligations, and hold each such Person harmless, from any and all liability, loss or damage which any such Person may or might incur by reason of any and all claims and demands whatsoever which may be asserted against any such Person arising out of, as a result of, or otherwise connected with, the security interests hereby granted to the Trustee by the Obligors under or in respect of any of the Collateral by reason of

                           (i) the failure by any of the Obligors to perform any
                  alleged obligations or undertakings required to be performed by such Obligor, as the case may be, under or in connection with the Collateral (including, without limitation, the failure of any warranty or representation (express or implied) in respect of the sale of any Inventory),

                           (ii) any failure by any of the Obligors, in
                  connection with any of the Collateral, to comply with any applicable federal, state or local law and the rules and regulations promulgated thereunder and

                           (iii) any bodily injury, death or property damage
                  occurring in connection with the sale, lease or use of the Collateral.

         No Obligor shall be liable to any Person pursuant to this paragraph in respect of any liability, loss, damage, claim or demand that arises from such Person's gross negligence or willful misconduct.

                  (K) CERTAIN RIGHTS OF TRUSTEE.

                           (i) Neither the Trustee nor any holder of Secured
                  Obligations shall be obligated to, or be responsible for, the payment of any of the amounts or sums referred to in this Section or the other performance of any of the undertakings of the Obligors hereunder. Each of the Obligors hereby agrees and acknowledges that neither the acceptance of this Agreement by the Trustee nor the exercise of, or failure to exercise, any right, power or remedy in this Agreement conferred upon the Trustee shall be deemed or construed to obligate the Trustee or any holder of Secured Obligations to pay any sum of money, take any other action or incur any liability in connection with, or collect or realize upon, any of the Collateral. It is further agreed and understood by each of the Obligors that the Trustee and the Beneficiaries shall not be liable in any way for any cost, expense or liability connected with, or any charge or liability arising from, any of the Collateral. All insurance expenses, all expenses of protecting, storing, ware-housing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, use and other taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale or other disposal thereof shall be borne and paid by the Obligors.

                           (ii) If any of the Obligors shall fail to pay any of
                  the aforesaid expenses and taxes, the Trustee may, at the instruction of the Majority Beneficiaries and at such Obligor's expense, pay the same, and any such payment shall be deemed an advance by the Trustee to such Obligor payable on demand together with

SPECTRAN CORPORATION               14               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  interest at the highest rate then payable on any of the Secured Obligations. If any of the Obligors shall fail to perform any of its other undertakings or agreements or obligations under this Agreement, the Trustee may (but shall not be required to) itself perform, or cause performance of, such undertaking, agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by such Obligor on demand together with interest at the highest rate then payable on any of the Secured Obligations and shall otherwise be treated as a Secured Obligation hereunder.

                           (iii) If, by reason of any suit or proceeding of any
                  kind, nature or description against any of the Obligors, or by any Obligor or any other party against any other Person, which in the Trustee's sole discretion makes it advisable for the Trustee to seek counsel for the protection and preservation of the Collateral, or to defend its own interest or the interests of the Beneficiaries, such out-of-pocket expenses and reasonable counsel fees shall be allowed to the Trustee and borne and paid by such Obligor.

                  (L) NO LIABILITY FOR SAFEKEEPING. Except to the extent specifically limited by applicable law, the Trustee shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or any act or default of any warehouseman, carrier, forwarding agency or other Person, but the same shall be at the sole risk of the Obligor owning such Collateral.

                  (M) NO VIOLATION OF LAW. No Obligor shall

                           (i) violate any law, ordinance or governmental rule
                  or regulation (including, without limitation, any Environmental Protection Laws) to which it or the Collateral is subject, nor

                           (ii) fail to obtain any license, permit, franchise or
                  other governmental authorization necessary to the ownership of the Collateral, the sale or lease of the Inventory, the collection of the Accounts, or the operation of the Equipment,

         which violation or failure to obtain might have a Material Adverse Effect.

                  (N) FURTHER ASSIGNMENTS; MARKING OF COLLATERAL. Each of the Obligors shall deliver to the Trustee, at such times and in such form as may be reasonably designated by the Trustee or the Majority Beneficiaries from time to time, assignments, reports and schedules relating to the Collateral. Upon request by the Trustee or the Majority Beneficiaries, each of the Obligors shall mark its books and records to reflect the security interests of the Trustee in the Collateral.

                  (O) PERMITS AND WARRANTIES. To further protect the security afforded by this Agreement with respect to the Permits and Warranties, each Obligor agrees:

                           (i) to faithfully abide by, perform and discharge in
                  all material respects each and every obligation, covenant, condition, duty and agreement which each

SPECTRAN CORPORATION               15               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  or any of the Permits and Warranties provides are to be performed by such Obligor;

                           (ii) not to amend, assign, modify, cancel, surrender,
                  otherwise change or terminate any of the Permits and Warranties, or waive any provision thereof in any manner that would materially affect the security interest of the Trustee in the Permits and Warranties, without the written consent of the Trustee and the Majority Beneficiaries, except to the extent that such actions would not, individually or in the aggregate, have a Material Adverse Effect; and

                           (iii) to appear in and defend any action or
                  proceeding to the extent deemed necessary in its reasonable business judgment arising under, growing out of or in any manner connected with the obligations, covenants, conditions, duties, agreements or liabilities of such Obligor under any of the Permits and Warranties, at the sole cost and expense of such Obligor.

         3.3 COVENANT REGARDING OWNERSHIP INTEREST IN JV SUBSIDIARY.

                  (A) GENERALLY. So long as the Secured Obligations have not been indefeasibly paid in full,

                           (i) one Subsidiary (the "JV OWNER") of the Company
                  will own 100% of the JV Equity Interest;

                           (ii) the JV Owner,

                                            (I) will engage in no business other
                                    than the ownership of the equity interest in the JV Subsidiary,

                                            (II) will not become obligated in
                                    respect of any borrowed money or other
                                    obligations other than guarantees of the Secured Obligations; and

                                            (III) will be liable jointly and
                                    severally with the other Borrowing Parties in respect of the Secured Obligations;

                           (iii) the JV Owner will own not less than 50% of the
                  outstanding equity interest
                                    in the JV Subsidiary;

         provided that the JV Owner will be permitted to cure any violation of the foregoing requirements within 30 days of the violation thereof, either by

                           (A) curing such violation or by transferring such
                  equity interest to another Subsidiary of the Company that complies with each of such requirements, or

                           (B) granting to the Trustee a first priority
                  perfected security interest in such equity interest, pursuant to such documents and instruments as are satisfactory to the Majority Beneficiaries.

SPECTRAN CORPORATION               16               SECURITY AGREEMENT

                                                                   3. COLLATERAL

                  (B) JV PROPERTY EXCLUSION. So long as there is no violation of Section that has not been cured as provided in Section (B), the JV Equity Interest will be excluded from the security interest granted in accordance with this Section and shall constitute, together with the JV Transferred Property, "JV EXCLUDED PROPERTY". The JV Equity Interest shall not constitute JV Excluded Property, and shall be subject to the security interests granted in accordance with this Section if, and for so long as, a violation of Section exists and has not been cured in accordance with Section (B). JV Transferred Property shall at all times constitute JV Excluded Property.

4.       REPRESENTATIONS AND WARRANTIES

         Each Obligor represents and warrants, as of the Closing Date, as follows:

         4.1 OWNERSHIP OF COLLATERAL.

         The Collateral being granted by such Obligor is owned solely by such Obligor, and no other Person has any right, title, interest, claim or Lien thereon, or thereto, except for Permitted Liens.

         4.2 INCORPORATION.

         Such Obligor:

                  (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) has all corporate power and authority necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

                  (c) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not have a Material Adverse Effect; and

                  (d) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state in the United States of America and in each other jurisdiction where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could have a Material Adverse Effect.

         4.3 CORPORATE POWERS AND AUTHORIZATION.

         The execution, delivery and performance by such Obligor of this Agreement and all other instruments and documents to be delivered hereunder, and the transactions contemplated hereby and thereby, are within the corporate powers of such Obligor, have been duly authorized by all necessary corporate action and

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
                                               4. REPRESENTATIONS AND WARRANTIES

                  (a) do not contravene such Obligor's certificate or articles of incorporation or bylaws or, to such Obligor's knowledge, any law, rule, regulation, order, writ, judgment, injunction or decree presently in effect having applicability to it,

                  (b) do not contravene any indenture, loan or credit agreement or any other material agreement, lease or instrument

                           (i) to which such Obligor is a party or

                           (ii) by which such Obligor or its Property may be
                  bound or affected, and

                  (c) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its Properties (except as provided herein).

         4.4      GOVERNMENTAL FILINGS; REGISTRATION.

                  (A) FILINGS AND REGISTRATIONS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for

                           (i) the grant by each Obligor of the security
                  interest granted hereby or the due execution, delivery and performance by such Obligor of this Agreement or any other document or instrument to be delivered hereunder, or

                           (ii) the perfection of such security interest or the
                  exercise by the Trustee of its rights and remedies hereunder and under the other Lending Documents,

         except for the filings of the Uniform Commercial Code financing statements described on Annex 2, and filings with the United States Patent and Trademark Office required by the Trademark Security Agreement and the Patent Collateral Assignment, all of which shall be duly made on or immediately after the Closing Date and will, upon the filing thereof, be in full force and effect.

                  (B) NO OTHER FINANCING STATEMENTS. No effective financing statement which names any Obligor as debtor is on file in any jurisdiction except for the financing statements in respect of Permitted Liens.

         4.5 ENFORCEABILITY.

         All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of such Obligor necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken. Assuming the corporate existence, power and authority of, and the due authorization, execution and delivery hereof by, the Trustee, this Agreement is the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as the enforceability hereof may be

SPECTRAN CORPORATION               18               SECURITY AGREEMENT

                                               4. REPRESENTATIONS AND WARRANTIES

                  (a) limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and

                  (b) subject to the availability of equitable remedies and judicial discretion in the enforcement thereof.

         4.6 LOCATION OF INVENTORY AND EQUIPMENT, ETC.

                  (A) LOCATION OF INVENTORY AND EQUIPMENT. Such Obligor does not currently hold, nor has such Obligor held at any time during the three hundred sixty-five (365) days immediately preceding the date hereof, any interest in tangible personal Property constituting a part of the Collateral which is located in any location other than the locations listed on Annex 3.

                  (B) CHANGES OF NAME AND ADDRESSES. Such Obligor has not, in the last five (5) years,

                           (i) changed its name or operated all or a portion of
                  its business under any name other than its present legal name and the trade names listed on Annex 4, or

                           (ii) changed the address of its chief executive
                  office other than as set forth on Annex 1.

         4.7 PATENTS, TRADEMARKS.

         Such Obligor owns or possesses all of the patents, trademarks, service marks, trade names, copyrights, licenses, and rights with respect thereto, necessary for the present and presently planned future conduct of its business, without any known conflict with the rights of others. All patents owned by such Obligor and all of the trademarks, service marks or trade names found on, or used in connection with the sale, lease or other disposition of, Inventory are set forth on Annex 4.

         4.8 ACCOUNTS.

                  (a) None of the Accounts is evidenced by a promissory note or other instrument.

                  (b) Each of the Accounts is a true and correct statement of the actual amount owing by each Account Debtor with respect thereto.

         4.9 ACCURACY OF PRELIMINARY STATEMENTS.

         Each statement contained in Section of this Agreement is accurate.

SPECTRAN CORPORATION               19               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

5.       DEFAULTS -- REMEDIES

         5.1 DEFAULT REMEDIES.

                  (A) GENERAL. If an Event of Default exists, the Trustee may

                           (i) exercise all of the rights and remedies conferred
                  in this Agreement, in the Trust Indenture and in the other Lending Documents, and

                           (ii) exercise all of the rights and remedies of a
                  secured party under the Code and all of the rights and remedies in this Agreement or otherwise available at law or in equity.

                  (B) RIGHTS AND REMEDIES.

                           (I) PAYMENTS TO LOCKBOX. If an Event of Default
                  exists, the Trustee may require the Obligors to instruct the Account Debtors to make payment thereof directly to the Trustee or to a Person or lockbox so designated by the Trustee. If an Event of Default shall exist and any Obligor receives any cash, checks, drafts, money orders or other instruments in payment of any Accounts, it shall hold the same in trust for the Trustee and shall segregate the same and shall promptly deliver the same (in the identical form as received) to the Trustee or to such Person or lockbox as the Trustee may designate.

                           (II) NOTIFICATION OF DEBTORS. If an Event of Default
                  shall exist, each of the Obligors authorizes the Trustee (but the Trustee shall not be obligated) to communicate with any Account Debtor or any other Person primarily or secondarily liable under an Account with regard to any delinquent payment or other payment status of such Account or any matter relating thereto or with regard to the verification that such Account Debtor did incur the obligations thereunder and the terms and provisions thereof. If an Event of Default exists, each of the Obligors agrees, upon the request of the Trustee, to notify each Account Debtor in writing of the assignment to the Trustee of its respective Account, the Trustee's security interest therein and any other matter relating thereto. Notwithstanding the immediately preceding sentence, the Trustee shall, during the existence of any Event of Default, have the right, without first making a request of the Obligor owning such Accounts, to notify each Account Debtor of the assignment to the Trustee of its respective Account, the Trustee's security interest therein and any other matter relating thereto.

                  (C) COLLECTION. The Trustee may, at any time and from time to time during the existence of any Event of Default, demand, sue for, collect or receive any money or Property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement reasonably deemed desirable by the Trustee with respect to, any Account, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Account or any collateral, guaranty or insurance therefor or in respect thereof, all without notice to or consent by the Obligors and without otherwise discharging or affecting the Secured Obligations, the other Collateral or the security interest granted herein. Without limiting any of the foregoing,

SPECTRAN CORPORATION               20               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

         each of the Obligors hereby authorizes the Trustee and any agent or designee thereof during the existence of any Event of Default to take any and all steps in the name of such Obligor, necessary or desirable, in the determination of the Trustee or the Majority Beneficiaries, to collect all amounts due under any and all Accounts, including, without limitation, endorsing such Obligor's name on checks and other instruments representing collections and/or proceeds of Accounts and enforcing such Accounts.

                  (d) POSSESSION OF COLLATERAL; ENTRY OF PREMISES. If an Event of Default exists, the Trustee shall have the right, at any time or from time to time, to take immediate possession of any or all Collateral that is tangible personal Property, and may require each of the Obligors to assemble such Collateral, at the expense of each such Obligor, and to make it available to the Trustee at a place to be designated by the Trustee that is reasonably convenient to both parties, and may enter any of the premises of each of the Obligors (or wherever such Collateral shall be located) without force and with or without process of law, and keep and store the same on such premises until sold (and if such premises be the Property of any Obligor, such Obligor agrees not to charge the Trustee for storage thereof for a period of at least ninety (90) days after sale or disposition of such Collateral).

                  (e) BOOKS AND RECORDS. At the request of the Trustee at any time while an Event of Default exists, each of the Obligors shall assemble all of the Books and Records which evidence the Collateral and make the same available to the Trustee or its designee at a place selected by the Trustee or its designee.

                  (f) SALE OF COLLATERAL; COMMERCIAL REASONABLENESS. Each of the Obligors and the Trustee agree that ten (10) days notice to such Obligor of any public or private sale or other disposition of the Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable location as the Trustee shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by each of the Obligors. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Uniform Commercial Code as in effect in any applicable jurisdiction). The Collateral may be sold at any private or public sale in one or more lots. The Trustee shall have, to the extent permitted by applicable law, the right to bid at any such public sale on behalf of any one or more Beneficiaries (who shall also have the right to bid individually).

                  (g) CERTAIN OFFSET RIGHTS IN RESPECT OF COLLATERAL. If an Event of Default exists, the Trustee may also, with or without proceeding with sale or foreclosure or demanding payment of the Secured Obligations, without notice, appropriate and apply to the payment of the Secured Obligations and the other obligations secured under this Agreement any and all Collateral in its possession (including, without limitation, any and all balances, credits, deposits, accounts, reserves, or other moneys due or owing to any of the Obligors held by the Trustee hereunder or otherwise) in accordance with the provisions of the Trust Indenture.

                  (h) UNDERTAKINGS CUMULATIVE. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Obligors contained in this Agreement or any other Lending Document, or in any document referred to in this

SPECTRAN CORPORATION               21               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

         Agreement or any other Lending Document or contained in any agreement supplementary to this Agreement or any other Lending Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Obligors contained in this Agreement or any other Lending Document.

                  (i) PAYMENT OF EXPENSES AND CHARGES. Each of the Obligors shall be obligated, jointly and severally, to pay to the Trustee all out-of-pocket expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

         5.2 OTHER ENFORCEMENT RIGHTS.

         The Trustee may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         5.3 POWER OF ATTORNEY.

         Each Obligor hereby makes, constitutes and appoints the Trustee the true and lawful agent and attorney in fact of such Obligor with full power of substitution:

                  (a) if an Event of Default shall exist, to receive, open and dispose of all mail addressed to such Obligor and remove therefrom any notes, checks, drafts, money orders or other instruments included in the Collateral, with full power to endorse the name of such Obligor upon any such checks, drafts, money orders, or other instruments relating to the Collateral and to effect the deposit and collection thereof, and the further right and power to endorse the name of such Obligor on any other document relating to the Collateral;

                  (b) if an Event of Default exists, to sign the name of such Obligor to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

                  (c) to do any and all things necessary to take action in the name and on behalf of such Obligor to carry out the provisions of this Agreement.

Each of the Obligors agrees, in the absence of willful wrongdoing or gross negligence, that neither the Trustee nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section . The power of attorney

SPECTRAN CORPORATION               22               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

granted under this Section is coupled with an interest and shall be irrevocable so long as any Secured Obligation remains outstanding.

         5.4 EFFECT OF SALE, ETC.

                  (a) TITLE. Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or pursuant to any legal proceedings, shall operate to divest each of the Obligors of all of any such Obligor's right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under such Obligor. At any such sale any holder of Secured Obligations may, to the extent permitted by applicable law, bid for and purchase the Property sold and may make payment therefor as set forth in Section , and any such Person so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability.

                  (b) APPLICATION OF PROCEEDS. The receipt by the Trustee, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any holder of Secured Obligations is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to its Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

         5.5 DELAY OR OMISSION; NO WAIVER.

         No course of dealing on the part of the Trustee or any holder of Secured Obligations nor any delay or failure on the part of the Trustee or such holder to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Trustee's or such holder's rights, powers and remedies. No waiver by the Trustee or any holder of Secured Obligations of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Every right and remedy given by this Agreement, by any other Lending Document or by law to the Trustee or any holder of Secured Obligations may be exercised from time to time as often as may be deemed expedient by such Person.

         5.6 RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any other Lending Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Trustee, the Obligors and the Beneficiaries shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Lending Documents, and thereafter

SPECTRAN CORPORATION               23               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

all rights and remedies of the Trustee and such Beneficiaries shall continue as though no such proceeding had been instituted.

         5.7 APPLICATION OF PROCEEDS.

         The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to the Trustee and applied by the Trustee in accordance with the provisions of the Trust Indenture. If there is a deficiency, each of the Obligors shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Trustee.

         5.8 CUMULATIVE REMEDIES.

         No remedy under this Agreement or under any other Lending Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement or under any other Lending Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall the Trustee or the holder of any Secured Obligation be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

         5.9 WAIVERS BY THE OBLIGORS.

                  (a) Each of the Obligors hereby waives notice of acceptance of this Agreement. Each of the Obligors further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which such Obligor might otherwise be entitled.

                  (b) Each of the Obligors (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Lending Document; and each of the Obligors (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

         5.10 CONSENT.

         Each of the Obligors hereby consents that from time to time (before or after the occurrence or existence of any Event of Default, with or without notice to or assent from such Obligor)

SPECTRAN CORPORATION               24               SECURITY AGREEMENT

                                                         5. DEFAULTS -- REMEDIES

                  (a) any Collateral or other security at any time held by or available to the Trustee or any holder of Secured Obligations for any of the Secured Obligations, or any other security at any time held by or available to the Trustee or such holder for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged with the Person providing such Collateral or other security, surrendered or released, and

                  (b) any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part,

in each case as the Trustee or the holder thereof may see fit, and such Obligor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

6.       MISCELLANEOUS

         6.1 COMMUNICATIONS.

         All communications under this Agreement shall be in writing and shall be made to the Persons and addresses, and in the manner, provided in the Trust Indenture.

         6.2 WAIVER AND AMENDMENT.

         No provision of this Agreement shall be waived, amended, modified or supplemented except by a written instrument executed by the Obligors and the Trustee in accordance with the Trust Indenture.

         6.3 SURVIVAL.

         All warranties, representations, certifications and covenants made by the Obligors in this Agreement and in the other Lending Documents or in any certificate or other document or instrument delivered by it or on behalf of it under this Agreement or any other Lending Document shall be considered to have been relied upon by the Trustee and each holder of the Secured Obligations and shall survive the delivery to each holder of Secured Obligations of any instrument or other document evidencing the same regardless of any investigation made by the Trustee, any of the Beneficiaries or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Obligors under this Agreement. This Agreement shall be binding upon the Obligors and inure to the benefit of and be enforceable by the Trustee and the Beneficiaries.

         6.4 SUCCESSORS AND ASSIGNS.

         Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Agreement contained by or on behalf of any of the Obligors, or by or on behalf of the Trustee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

SPECTRAN CORPORATION               25               SECURITY AGREEMENT

                                                                6. MISCELLANEOUS

         6.5 REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto may be reproduced by the Trustee by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and the Trustee may destroy any original document so reproduced. Each of the Obligors agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Trustee in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         6.6 ADDITIONAL PARTIES.

         Any Person which becomes a Subsidiary after the Closing Date and which is required, pursuant to the Trust Indenture or any other Lending Document, to become a party to this Agreement shall execute and deliver an acknowledgement and agreement in the form of Exhibit A and, upon acceptance thereof by the Trustee, such Subsidiary shall become an "Obligor" under this Agreement for all purposes and shall be deemed to have made the covenants and agreements of each Obligor set forth herein as of the date of the execution and delivery of such acknowledgment and agreement (including, without limitation, the grant of the security interest contained in Section ) and shall comply with all other obligations to be performed by an Obligor party hereto.

         6.7 SUBJECT TO TRUST INDENTURE.

         Any and all rights granted to the Trustee under this Agreement are to be held and exercised by the Trustee as trustee for the benefit of the Beneficiaries, pursuant to the provisions of the Trust Indenture. To the extent set forth in the Lending Documents and any other document or instrument creating or evidencing any Secured Obligation, each of the Beneficiaries shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights and indemnities granted to the Trustee under this Agreement, are created and granted subject to, and in furtherance (and not in limitation) of, the terms of the Trust Indenture. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Obligors, the Beneficiaries and the Trustee any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Obligors, the Beneficiaries and the Trustee.

         6.8 TERM OF AGREEMENT.

         This Agreement shall be and remain in full force and effect until terminated in accordance with the Trust Indenture; provided, that all indemnities of the Obligors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

SPECTRAN CORPORATION               26               SECURITY AGREEMENT

                                                                6. MISCELLANEOUS

         6.9 ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         6.10 EXECUTION IN COUNTERPART.

         This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each party to this Agreement shall constitute one duplicate original.

             [Remainder of page blank. Next page is signature page.]

SPECTRAN CORPORATION               27               SECURITY AGREEMENT

         IN WITNESS WHEREOF, EACH OF THE OBLIGORS has caused this Agreement to be executed by an authorized officer, and FLEET NATIONAL BANK, as Trustee, has caused this Agreement to be executed by an authorized officer, all as of the day and year first above written.

                                       SPECTRAN CORPORATION



                                       By /s/ Bruce a. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       SPECTRAN COMMUNICATION FIBER
                                       TECHNOLOGIES, INC.



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       SPECTRAN SPECIALTY OPTICS
                                       COMPANY



                                       By /s/ Bruce A. Cannon
                                         --------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

                                       APPLIED PHOTONIC DEVICES, INC.



                                       By /s/ Bruce A. Cannon
                                         ---------------------------------------
                                              Name: Bruce A. Cannon

                                              Title: Secretary

SPECTRAN CORPORATION                                         SECURITY AGREEMENT

                                       FLEET NATIONAL BANK, as Trustee



                                       By /s/ Michael T. Quaile
                                         --------------------------------------
                                              Name: Michael T. Quaile

                                              Title: Corporate Trust Officer

SPECTRAN CORPORATION                                         SECURITY AGREEMENT

                         Annex 1 to Security Agreement

                       Chief Executive Office of Obligors
                       ----------------------------------


Spectran Corporation                            50 Hall Road
                                                Sturbridge, MA 01566

SpecTran Communication Fiber                    50 Hall Road
  Technologies, Inc.                            Sturbridge, MA 01566

SpecTran Specialty Optics Company               150 Fisher Drive
                                                Avon, CT 06001(1)

Applied Photonic Devices, Inc.                  300 Lake Road
                                                Dayville, CT 06241(2)




-----------------
(1) SpecTran Specialty Optics Company intends to move its principal executive offices to 55 Darling Drive, Avon, Connecticut 06001 during 1997.

(2) Applied Photonic Devices, Inc. intends to move its principal executive offices to 50 Hall Road, Sturbridge, Massachusetts by the end of 1996.

Applied Photonic Devices, Inc.          300 Lake Road
                                        Dayville, CT 06241

                                        50 Tiffany Street
                                        Brooklyn, CT 06259

                                                                ANNEX 2

            LIST OF OFFICES IN WHICH FINANCING STATEMENTS ARE FILED

SECURED PARTY:  Fleet National Bank
                One Federal Street
                Boston, MA 02110
                Attention: Corporate Trust Dept., Mail Stop MA/OF/D05M Telephone No.: (617) 346-5500
                Telecopier No.: (617) 346-5501

------------------------------------------------------------------------------
DEBTOR NAME                             FILING OFFICE
------------------------------------------------------------------------------
SpecTran Corporation                    Massachusetts Secretary of the
                                        Commonwealth
                                        Worcester County, MA
                                        Town of Sturbridge, MA
                                        Connecticut Secretary of the State
                                        Town Clerk, Avon, CT
------------------------------------------------------------------------------
SpecTran Communication Fiber            Massachusetts Secretary of the
Technologies, Inc.                      Commonwealth
                                        Worcester County, MA
                                        Town of Sturbridge, MA
                                        Florida Secretary of State
                                        Virginia Secretary of the Commonwealth
------------------------------------------------------------------------------
SpecTran Specialty Optics Company       Connecticut Secretary of the State
                                        Town Clerk, Avon, CT
                                        Massachusetts Secretary of the
                                        Commonwealth
                                        Town of Sturbridge, MA
------------------------------------------------------------------------------
Applied Photonics Devices, Inc.         Connecticut Secretary of the State
                                        Town Clerk, Killingly, CT
                                        Town Clerk, Brooklyn, CT
                                        Massachusetts Secretary of the
                                        Commonwealth
------------------------------------------------------------------------------



Spectran Corporation            Annex 2-1               Security Agreement

                         Annex 3 to Security Agreement

                      Locations of Inventory and Equipment

Spectran Corporation                    50 Hall Road
                                        Sturbridge, MA 01566

                                        69 Hall Road
                                        Sturbridge, MA 01566

                                        46 Hall Road
                                        Sturbridge, MA 01566

SpecTran Communication Fiber            50 Hall Road
        Technologies, Inc.              Sturbridge, MA 01566

                                        69 Hall Road
                                        Sturbridge, MA 01566

                                        46 Hall Road
                                        Sturbridge, MA 01566

                                        Optical Cable Corporation(3)
                                        5290 Concourse Drive
                                        P.O. Box 11967
                                        Roanoke, VA 24022

                                        Jaso & Associates(4)
                                        10161 49th Street North
                                        Unit W
                                        Pinellas Park, FL 34666

SpecTran Specialty Optics Company       150 Fisher Drive
                                        Avon, CT 06001

                                        18 Parkside Lane and adjacent Barn
                                        Avon, CT 06001

                                        55 Darling Drive
                                        Avon, CT 06001


----------
(3) As of November 30, 1996, approximately $282,162 of Inventory was on consignment with Optical Cable Corporation.

(4) As of November 30, 1996, approxiamtely $5,751 of Inventory was on consignment with Jaso & Associates.

                         Annex 4 to Security Agreement

                             Patents and Trademarks

See attached list.

                                 PATENT REPORT
-----------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                              UNITED KINGDOM

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
   Pat. No.: 2186072 JANUARY 31, 1986 Expires: JANUARY 31, 2006 PATENTED App. No.: 8602464.3 JANUARY 31, 1986
                                         Ref: 003585-0002-002
-----------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                      FRANCE

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
   Pat. No.: 8601457 FEBRUARY 03, 1986 Expires: FEBRUARY 03, 2006 PATENTED App. No.: 8601457 FEBRUARY 03, 1986
                                         Ref: 003585-0002-004
-----------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                                      SWEDEN

Owner: SPECTRAN CORPORATION

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
   Pat. No.: 8600433-0 JANUARY 31, 1986 Expires: JANUARY 31, 2006 PATENTED App. No.: 8600433-0 JANUARY 31, 1986
                                          Ref: 03585-0002-016
                        JAEGER, Raymond E., ASLAMI, Mohd
----------------------------------------------------------------------------
FIBER OPTIC MAGNETIC FIELD SENSOR                              UNITED STATES

        Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
   Pat. No.: 4,650,281          MARCH 17, 1987                      PATENTED
   App. No.: 08/624,355         JUNE 25, 1984
                                          Ref: 003585-0002-999
---------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
HIGH TENSILE STRENGTH OPTICAL FIBER                                UNITED STATES

                Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 4,660,928    APRIL 28, 1987                               PATENTED
  App. No.: 05/653,113   SEPTEMBER 21, 1984
                                                 Ref: 003585-0004-999
--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOP.                                      UNITED KINGDOM

Owner: SPECTRAN CORPORATION

    Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 2188073      JANUARY 31, 1986  Expires: JANUARY 31, 2006  PATENTED
  App. No.: 8602465.0    JANUARY 31, 1986
                                                 Ref: 003585-0005-002
--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                               FRANCE

Owner: SPECTRAN CORPORATION

    Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 8601468    FEBRUARY 03, 1986  Expires: FEBRUARY 03, 2006  PATENTED
  App. No.: 8601458    FEBRUARY 03, 1986
                                                 Ref: 003585-0005-004
--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                               SWEDEN

Owner: SPECTRAN CORPORATION

    Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 8600434-8    JANUARY 31, 1986  Expires: JANUARY 31, 2006  PATENTED
  App. No.: 8600434-8    JANUARY 31, 1986
                                                 Ref: 003585-0005-016

                        JAEGER, Raymond E.; ASLAMI, Mohd
--------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
FIBER OPTIC PRESSURE SENSOR                                        UNITED STATES

    Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 4,701,614    OCTOBER 20, 1987                             PATENTED
  App. No.: 06/624,259   JUNE 25, 1984
                                                 Ref: 003585-0005-999
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                      CANADA

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: 1,295,892  FEBRUARY 18,1992  Expires: FEBRUARY 18,2009    PATENTED
  App. No.: 532,631    MARCH 20, 1987
                                                 Ref: 003585-0020-001
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                              UNITED KINGDOM

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: G90301030      MARCH 31, 1987   Expires: MARCH 31, 2007   PATENTED
  App. No.: 57903021.1     MARCH 31, 1987
Basic App: PCT/US87/00733  MARCH 31, 1986        Ref: 003585-0020-002
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                     GERMANY

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: DE0301030      MARCH 31, 1987   Expires: MARCH 31, 2007   PATENTED
  App. No.: 87903021.1     MARCH 31, 1987
Basic App: PCT/US87/00733  MARCH 31, 1986        Ref: 003585-0020-003
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                      FRANCE

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: FR0301030      MARCH 31, 1987   Expires: MARCH 31, 2007   PATENTED
  App. No.: 87903021.1     MARCH 31, 1987
Basic App: PCT/US87/00733  MARCH 31, 1986        Ref: 003585-0020-004
--------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                      BRAZIL

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.:                                                            PENDING
  App. No.: P18707655      MARCH 31, 1987
Basic App: PCT/US87/00733                        Ref: 003585-0020-037
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                                    TAIWAN

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: NI-35477   DECEMBER 11, 1989  Expires: DECEMBER 11, 2004  PATENTED
  App. No.: 76-101938  MARCH 31, 1987
                                                 Ref: 003585-0020-185
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBERS                       EUROPEAN PATENT CONV.

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: 0301030        MARCH 31, 1987   Expires: MARCH 31, 2007   PATENTED
  App. No.: 87903021.1     MARCH 31, 1987
Basic App: PCT/US87/00733  MARCH 31, 1986        Ref: 003585-0020-227
--------------------------------------------------------------------------------
HERMETIC COATINGS FOR OPTICAL FIBER AND PRODUCT                    UNITED STATES

Owner: SPECTRAN CORPORATION

    Inventors - RAYCHAUDHURI, SATYABRATA; SCHULTZ, PETER C.
  Pat. No.: 4,735,856      APRIL 05, 1988                             PATENTED
  App. No.: 06/846.331     MARCH 31, 1986
                                                 Ref: 003585-0020-999
--------------------------------------------------------------------------------
PRESSURE OR STRAIN SENSITIVE OPTICAL FIBER                                CANADA

Owner: SPECTRAN CORPORATION

    Inventors - LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat. No.: 1,304,243      JUNE 30, 1992     Expires: JUNE 30, 2009   PATENTED
  App. No.: 551,402        NOVEMBER 09, 1987
                                                 Ref: 003585-0022-001
--------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
PRESSURE OR STRAIN SENSITIVE OPTICAL FIBER                                TAIWAN

Owner: SPECTRAN CORPORATION

    Inventors - LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat. No.: NI-34110   OCTOBER 01, 1989  Expires: OCTOBER 01, 2004    PATENTED
  App. No.: 77-100108  JANUARY 08, 1988
                                                 Ref: 003585-0022-185
--------------------------------------------------------------------------------
PRESSURE SENSITIVE OPTICAL FIBER                                   UNITED STATES

    Inventors - LEVIN, PHILIP S.; SVETAKA, PATRICE A.
  Pat. No.: 4,770,492      SEPTEMBER 13, 1988                         PATENTED
  App. No.: 07/173,903     OCTOBER 28, 1986
                                                 Ref: 003585-0022-399
--------------------------------------------------------------------------------
COMPOSITE CAPILLARY TUBE STRUCTURE AND METHOD OF FORMING           UNITED STATES

    Inventors - JAEGER, RAYMOND E.; ASLAMI, MOHD
  Pat. No.: 4,812,344      MARCH 14, 1989                             PATENTED
  App. No.: 07/173,952     MARCH 28, 1988
                                                 Ref: 003585-0024-001
--------------------------------------------------------------------------------
OXIDE COATINGS FOR FLUORIDE GLASS                                         CANADA

Owner: SPECTRAN CORPORATION

    Inventors - VACHA, LUBOS J.B.; MOYNIHAN, CORNELIUS T.; SCHULTZ, PETER C.
  Pat. No.: 1,323,222   OCTOBER 19, 1993  Expires: OCTOBER 19, 2010   PATENTED
  App. No.: 572,088     JULY 14, 1988
                                                 Ref: 003585-0024-001
--------------------------------------------------------------------------------

                                 PATENT REPORT
-------------------------------------------------------------------------------
OXIDE COATINGS FOR FLOURIDE GLASS                       UNITED STATES

    Inventors - VACHA, LOBOS J.B.; MOYNIHAN, CORNELIUS T.; SCHULTZ, PETER C.
 Pat No :4,883,339      NOVEMBER 28, 1989                    PATENTED
 App No :07/074.646     JULY 17, 1987
                                Ref: 003585-0024-999
-------------------------------------------------------------------------------
HERMETIC COATINGS FOR NON-SILCA BASED OPTICAL FIBERS    UNITED STATES

    Inventors - VACHA, LOBOS J.B.; SCHULTZ, PETER C.; MOYNIHAN, CORNELIUS
    T.; RAYCHAUDHURI, SATYABRATA; CADIEN, KEN C.; MOSSADECH, REZA; HARBISON, BARRY B.
  Pat No :4,874,222     OCTOBER 17, 1989                     PATENTED
  App No:07/160.545     FEBRUARY 25, 1988
                                Ref: 003586-0025-999
-------------------------------------------------------------------------------
CVD TORCH                                               UNITED STATES

    Inventors - LEVIN, PHILIP S.
  Pat No :4,863,102     SEPTEMBER 05, 1989                   PATENTED
  App No:07/272.281     DECEMBER 19, 1988
                                Ref: 003685-0036-999
-------------------------------------------------------------------------------
OXIDE COATINGS FOR FLOURIDE GLASS                       UNITED STATES

    Inventors - VACHA, LOBOS J.B., MOYNIHAN, CORNELIUS T., SCHULTZ, PETER C.
  Pat No :4,938,562     JULY 03, 1990                   PATENTED
  App No:07/379,847     JULY 14, 1989
                                Ref: 003585-0038-999
-------------------------------------------------------------------------------
COMPOSITION HAVING IMPROVED OPTICAL QUALITIES           CANADA

Owner: SPECTRAN SPECIALTY OPTICS QUALITIES

    Inventor - SKUTNIK, BOLESH J.
  Pat No :1,221,797     MAY 12, 1987  Expires: MAY 12, 2004  PATENTED
  App No:472,370        JANUARY 18, 1985
                                Ref: 003585-0051-001
-------------------------------------------------------------------------------

                                 PATENT REPORT
-----------------------------------------------------------------------------
FLUOROACRYLATES HAVING IMPROVED OPTICAL QUALITIES                   AUSTRALIA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventor - SKUTNIK, BOLESH J.
  Pat No: 563145      MARCH 08, 1985     Expires:  MARCH 08, 2005    PATENTED
  App No: 39659/85    MARCH 08, 1985
                                                   Ref: 003585-0051-007;
-----------------------------------------------------------------------------
COMPOSITION HAVING IMPROVED OPTICAL QUALITIES                   UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventor - SKUTNIK, BOLESH J.
  Pat No: 4,511,209    APRIL 16, 1985    Expires: APRIL 16, 2002     PATENTED
  App No: 06/572,397   JANUARY 20, 1984

                                                  Ref: 003585-0051-999;
-----------------------------------------------------------------------------
FIBER OPTIC COUPLER                                                    CANADA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
  Pat No: 1,287,763    AUGUST 20, 1991   Expires: AUGUST 20, 2008    PATENTED
  App No: 643,354      JULY 30, 1987

                                                  Ref: 003585-0052-001;
-----------------------------------------------------------------------------
FIBER OPTIC COUPLER                                                   GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
  Pat No: DE3751674    JULY 31, 1987     Expires: JULY 31, 2007      PATENTED
  App No: 87306838.1   JULY 31, 1987

                                                  Ref: 003565-0052-003
-----------------------------------------------------------------------------
FIBER OPTIC COUPLER                                     EUROPEAN PATENT CONV.

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
  Pat No: 0271177      JULY 31, 1987     Expires: JULY 31, 2007     PATENTED
  App No: 87306838.1   JULY 31, 1987

                                                  Ref: 003585-0052-227;

                                PATENT REPORT
-------------------------------------------------------------------------------
OPTICAL FIBER COUPLER                                             UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - HODGE, MALCOLM H.; MORAS, JAMES A.; DILLON, RICHARD T.
Pat No: 4,784,452   NOVEMBER 15, 1988   Expires:  NOVEMBER 15, 2005  PATENTED
App No: 06/892,799  AUGUST 01, 1988
                                                    Ref: 003585-0062-999;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                 GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
Pat No:                                 Expires:  OCTOBER 10, 2010    FILED
App No: P4032184.3  OCTOBER 10, 1990                                  WAIT EXAM
                                                    Ref: 003585-0053-003;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                  FRANCE

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
Pat No: 9012701       OCTOBER 15, 1990  Expires:  OCTOBER 15, 2010     PATENTED
App No: 9012701       OCTOBER 15, 1990
                                                    Ref: 003585-0053-004;
-------------------------------------------------------------------------------
ANGLED INPUT FIBER FACE                                                   JAPAN

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
Pat No:                                 Expires:  OCTOBER 16, 2010     FILED
App No: 2-275471     OCTOBER 16, 1990                                 WAIT EXAM
                                                    Ref: 003585-0053-012;
-------------------------------------------------------------------------------
ANGLED OPTICAL FIBER INPUT END FACE AND METHOD FOR                UNITED STATES
DELIVERING ENERGY
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - PURCELL, JR., EARL E.
Pat No: 4,995,691     FEBRUARY 26, 1991 Expires:  FEBRUARY 26, 2008    PATENTED
App No: 07/421,677    OCTOBER 16, 1989
                                                    Ref: 003585-0053-999;
-------------------------------------------------------------------------------

                                PATENT REPORT
-------------------------------------------------------------------------------
CLEAVING TOOL FOR OPTICAL FIBERS                                  UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventor - VINES, JOSEPH J.
Pat No: 5,108,021   APRIL 28, 1992      Expires:  APRIL 28, 2009       PATENTED
App No: 07/575.979  AUGUST 31, 1990
                                                    Ref: 003595-0055-999;
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                                GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT
        C.;
        LUTZEN, JON A.; DE CARLO, MICHAEL G.
Pat No:                                 Expires:  NOVEMBER 30, 2014     PENDING
App No: P4442523.6  NOVEMBER 30, 1994
                                                    Ref: 003585-0055-003;
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                                  JAPAN

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT
        C.;
        LUTZEN, JON A.; DE CARLO, MICHAEL G.

Pat No:                                 Expires:  DECEMBER 13, 2014     PENDING
App No: 6-309328    DECEMBER 13, 1994
                                                    Ref: 003585-0055-012;
-------------------------------------------------------------------------------
FIBER OPTIC DIFFUSER TIP                                          UNITED STATES

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - REID, ROBERT A.; MONTGELAS, RUDOLPH A.; SULLIVAN, ROBERT
        C.;
        LUTZEN, JON A.; DE CARLO, MICHAEL G.
Pat No: 5,373,571    DECEMBER 13, 1994  Expires:  DECEMBER 13, 2011    PATENTED
App No: 08/033,193   MARCH 16, 1993
                                                    Ref: 003585-0055-999;
-------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                                   GERMANY

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
Pat No:                                 Expires:  NOVEMBER 30, 2012    FILED
App No: P4442424.4   NOVEMBER 30, 1994                                 WAIT EXAM
                                                    Ref: 003585-0056-003;
-------------------------------------------------------------------------------

                               PATENT REPORT
------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                                   JAPAN
Owner:  SPECTRAN SPECIALTY OPTICS COMPANY

        Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
  Pat No:                           Expires: NOVEMBER 30, 2014  FILE WAIT EXAM
  App No:6-297560     NOVEMBER 30, 1994
                                               Ref. 003585-0068-012:
------------------------------------------------------------------------------
OPTICAL FIBER CABLE CONNECTOR ASSEMBLY                           UNITED STATES
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - REID, ROBERT A.; LUTZEN, JON A.; MONTGELAS, RUDOLPH A.
  Pat No:5,455,880 OCTOBER 03, 1995 Expires: December 01, 2013 PATENTED App No: 08/159,832 DECEMBER 01, 1993
                                                    Ref: 003585-0056-999:
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                                     CANADA
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
  Pat No:1,307,071    SEPTEMBER 01, 1992   Expires: SEPTEMBER 01, 2009 PATENTED
  App No:545.139      AUGUST 24, 1987
                                                    Ref:003585-0059-001
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                             UNITED KINGDOM
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
  Pat No:2209034      AUGUST 25, 1987      Expires:  AUGUST 25, 2007   PATENTED
  App No:8719985.7    AUGUST 25, 1987
                                                     Ref: 003585-0059-002
-------------------------------------------------------------------------------
COATING COMPOSITIONS                                                     FRANCE
Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
  Pat. No:8712288     SEPTEMBER 04, 1987   Expires:  SEPTEMBER 04, 2007 PATENTED
  App. No.8712288     SEPTEMBER 04, 1987
                                                     Ref:003585-0059-004.
--------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
COATING COMPOSITIONS FOR OPTICAL FIBERS                            UNITED STATES

Owner SPECTRAN SPECIALTY OPTICS COMPANY

      Inventors - SKUTNIK, BOLESH J; BRIELMANN, HARRY L.
Pat No: 4,707,076   NOVEMBER 17, 1987   Expires:   NOVEMBER 17, 2004   PATENTED
App No: 08/722,828  APRIL 12, 1985
                                                   Ref: 003585-0053-999
--------------------------------------------------------------------------------
OPTICAL FIBER AND METHOD OF PRODUCING SAME                                JAPAN

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
Pat No: 2515728     AUGUST 08, 1985     Expires: AUGUST 06, 2005       PATENTED
App No: 60-171925   AUGUST 08, 1985

                                                 Ref: 003565-0080-012
--------------------------------------------------------------------------------
OPTICAL FIBER AND METHOD OF PRODUCING SAME                                JAPAN

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
Pat No: 4,599,098  JULY 08, 1986       Expires: JULY 08, 2003          PATENTED
App No: 06/579,496 FEBRUARY 13, 1984
                                                Ref: 003585-0060-999
--------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE          UNITED STATES
THEREBY
Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
Pat No:                                Expires: JANUARY 30, 2007       PENDING
App No: 62-018760  JANUARY 30, 1987
                                                Ref: 003585-0061-012:

--------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES                             UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
Pat No: 5,028,246  JULY 02, 1991       Expires: JULY 02, 2008         PATENTED
App No: 07,308,986 FEBRUARY 08, 1989
                                                Ref: 003585-0061-995:
--------------------------------------------------------------------------------

                                 PATENT REPORT
--------------------------------------------------------------------------------
OPTICAL WAVEGUIDES HAVING REDUCED BENDING LOSS AND METHOD OF      UNITED STATES
MAKING THE SAME
Owner SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

      Inventor - DABBY, FRANKLIN W.
Pat No: 5,175,785   DECEMBER 29, 1992   Expires: DECEMBER 29, 2009    PATENTED
App No: 07/694,652  MAY 02, 1991
                                                 Ref: 003585-0062-999;
--------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES AND WAVEGUIDES MADE           UNITED STATES
THEREBY
Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - MERRITT, TREVOR
Pat No: 5,318,511   JUNE 07, 1994       Expires: JUNE 07, 2011        PATENTED
App No: 07/851,489  MARCH 13, 1992

                                                 Ref: 003585-0063-999.
--------------------------------------------------------------------------------
METHODS OF MAKING OPTICAL WAVEGUIDES                              UNITED STATES

Owner: SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.

       Inventor - SARKAR, ARNAB
Pat No: 5,364,430   NOVEMBER 15, 1994   Expires: NOVEMBER 15, 2011     PATENTED
App No: 08/002,077  JANUARY 08, 1993
                                                 Ref: 003585-0064-999;

                                                                Archive: 11,595
--------------------------------------------------------------------------------
OPTICAL FIBER CLADDING                                                   CANADA

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventor - SKUTNIK, BOLESH J.
Pat No: 1,221,795   MAY 12, 1987        Expires: MAY 12, 2004          PATENTED
App No: 422,209     FEBRUARY 23, 1983
                                                 Ref: 003585-0065-001:
--------------------------------------------------------------------------------
COATING COMPOSITION                                                      FRANCE

Owner: SPECTRAN SPECIALTY OPTICS COMPANY

       Inventors - SKUTNIK, BOLESH J.; BRIELMANN, HARRY L.
Pat No:                                 Expires: SEPTEMBER 04, 2007
                                                                 FILED WAIT EXAM
App No: 9215010   SEPTEMBER 04, 1987
                                                 Ref: 003585-0068-004;
--------------------------------------------------------------------------------

                                                               Pennie & Edmonds
                                                               October 28, 1996
                                                                         Page 2
-------------------------------------------------------------------------------
                              SPECTRAN CORPORATION
                                TRADEMARK REPORT
-------------------------------------------------------------------------------
ULTRASIL                           Ref: 003686-0076-999           UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY                                  PENDING APP.
        App No: 75/039666       JAN 03, 1996

        Classes: 9
        8 OPTICAL FIBER
-------------------------------------------------------------------------------
V-SYSTEM                          Ref: 005686-0076-999           UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY                                  PENDING APP.
        App No: 75/039657       JAN 03, 1996

        Classes: 9
        8 OPTICAL FIBER CABLING SYSTEM COMPRISED OF OPTIC FIBER, CONNECTORS
        AND TERMINATION KIT, NAMELY CRIMP TOOL, CLEAVE TOOL BUFFER STRIPPING TOOL AND JACKET STRIPPING TOOL
-------------------------------------------------------------------------------

                                                               Pennie & Edmonds
                                                               October 28, 1996
                                                                         Page 1
-------------------------------------------------------------------------------
                              SPECTRAN CORPORATION
                                TRADEMARK REPORT
-------------------------------------------------------------------------------
AVIOPTICS                          Ref: 003585-0074-999           UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY                                  PENDING APP.
        App No: 75/093106      APR 22, 1996

        Classes: 9
        8 FIBER OPTIC CABLE
-------------------------------------------------------------------------------
FLIGHTGUIDE                      Ref: 003686-0073-999           UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY                                  PENDING APP.
        App No: 75/039655       JAN 03, 1996

        Classes: 9
        8 FIBER OPTIC CABLE
-------------------------------------------------------------------------------
SPECTRAGUIDE                       Ref: 003686-0007-999           UNITED STATES

SPECTRAN CORPORATION
        Reg No: 1,324,144       MAR 12, 1985                         REGISTERED
        App No: 437,452         AUG 01, 1983
        RENEWAL DUE:            MAR 12, 2005

        Classes: 9
        8 FIBER LIGHT GUIDES FOR USE IN DATA COMMUNICATIONS
-------------------------------------------------------------------------------
SPECTRAN AND DESIGN                Ref: 003585-0047-999           UNITED STATES

SPECTRAN CORPORATION
        Reg No: 1,753,738       FEB 23, 1993                         REGISTERED
        App No: 74/285779       JUN 17, 1992
[LOGO]  RENEWAL DUE:            FEB 23, 2003
        SEC. 8 &/OR 15:         FEB 23, 1999

        Classes: 9
        8 OPTICAL FIBERS
-------------------------------------------------------------------------------
STC AND DESIGN                     Ref: 003585-0011-999           UNITED STATES

SPECTRAN CORPORATION
        Reg No: 1,394,797      MAY 27, 1986                          ABANDONED
        App No: 584,850        OCT 24, 1985
[LOGO]
        Classes: 9
        8 FIBER OPTICS EQUIPMENT, NAMELY, GLASS CAPILLARY FIBERS AND GLASS COATED WIRE
-------------------------------------------------------------------------------

                                                                       EXHIBIT A

                     [FORM OF ACKNOWLEDGMENT AND AGREEMENT]

                          ACKNOWLEDGMENT AND AGREEMENT

SECURITY AGREEMENT, DATED AS OF DECEMBER 1, 1996, AMONG SPECTRAN CORPORATION,
 THE GUARANTORS PARTY THERETO, AND FLEET NATIONAL BANK, AS TRUSTEE (AS MAY BE
   AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE
     "SECURITY AGREEMENT")

                                                                          [DATE]

        Reference is made to Section of the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings specified by the Security Agreement. The undersigned is a Subsidiary and, in accordance with the terms of the Trust Indenture, is required to become a party to the Security Agreement. By execution and delivery of this Acknowledgment and Agreement and, upon acceptance hereof by the Trustee, the undersigned hereby becomes a party to the Security Agreement for all purposes, agrees to comply with all of the covenants and agreements of each Obligor set forth in the Security Agreement as of the date hereof (including, without limitation, the grant of the security interest contained in Section of the Security Agreement) and agrees to comply with all other obligations to be performed by an Obligor under the Security Agreement.

         The correct legal name and address of the undersigned and its address for all communications is set forth on Annex 1 hereto.

         This Acknowledgment and Agreement hereby incorporates by reference the provisions of the Security Agreement, which are deemed to be a part hereof, and this Acknowledgment and

SPECTRAN CORPORATION                                         SECURITY AGREEMENT

                                   Exhibit A-1

Agreement shall also be deemed to be a part of the Security Agreement.

                                                  [NAME OF OBLIGOR]


                                                  By:______________________


                                                     Name:

                                                     Title:

Accepted as of the date
first above written:

FLEET NATIONAL BANK, as Trustee

By:____________________________

     Name:

     Title:


SPECTRAN CORPORATION                Exhibit A-2              SECURITY AGREEMENT

                                    Annex 1

                    [NAME AND ADDRESS OF OBLIGOR TO BE ADDED]



SPECTRAN CORPORATION                Exhibit A-3             SECURITY AGREEMENT